EXHIBIT 99.1

                               PURCHASE AGREEMENT


          This Purchase Agreement (this "Agreement"), dated as of February 25, 2002, is between Cohen & Steers Quality Income Realty Fund, Inc. (the "PURCHASER") and Weingarten Realty Investors, a Texas real estate investment trust (the "SELLER").

          WHEREAS, the PURCHASER, desires to purchase from SELLER, and SELLER desires to issue and sell to PURCHASER, 198,098 of its common shares of beneficial interest (the "Shares"); and

     WHEREAS, the PURCHASER intends to enter into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain underwriters named therein (collectively, the "Underwriters") with respect to the issue and sale by the PURCHASER and the purchase by the Underwriters of common shares of the PURCHASER in an amount as specified therein, such proceeds being sufficient to consummate the transactions contemplated by this Agreement (the "Financing").

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

          1.    Purchase  and Sale.  Subject to the terms and conditions hereof,
                 ------------------
the PURCHASER hereby agrees to purchase from SELLER, and SELLER agrees to issue and sell to PURCHASER, the Shares at a price per share of $50.48 for an aggregate purchase price of $9,999,987 (the "Purchase Price").

          2.    Representations and Warranties of PURCHASER.  The  PURCHASER
                --------------------------------------------
represents  and  warrants  that:

                (a)    Due  Authorization.  The  PURCHASER  is  duly  authorized
                       -------------------
     to purchase the Shares. This Agreement has been duly authorized, executed and delivered by the PURCHASER and constitutes a legal, valid and binding agreement of the PURCHASER, enforceable against the PURCHASER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

                (b)    Prospectus and Prospectus Supplement.  The PURCHASER has
                       -------------------------------------
     received a copy of SELLER's Prospectus dated October 30, 2001 and Prospectus Supplement dated February 25, 2002 (collectively, the "Prospectus").

                (c)    Not  a  Party  in  Interest;  Disqualified Person.  With
                       --------------------------------------------------
     respect to SELLER, PURCHASER is not a "party in interest" as such phrase is


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     used  in  the  Employee  Retirement Income Security Act of 1974, as amended
     ("ERISA"), or a "disqualified person" as such phrase is used in the Internal Revenue Code of 1986, as amended ("Code").

                (d)    Not  a  Prohibited  Transaction.  The  purchase  of the
                       --------------------------------
     Shares from SELLER will not give rise to a nonexempt "prohibited transaction" under ERISA or the Code.

          3.    Representations  and  Warranties  of  SELLER.  SELLER represents
                ---------------------------------------------
and warrants  that:

                (a)    Due  Authorization.  This  Agreement  has  been  duly
                       -------------------
     authorized, executed and delivered by SELLER and constitutes a legal, valid and binding agreement of SELLER, enforceable against SELLER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

                (b)    Organization  and Authority.  SELLER  has  been  duly
                       ----------------------------
     organized and isvalidly existing under the laws of the State of Texas, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

                (c)    Issuance  of  the  Shares.  The  Shares  have  been  duly
                       --------------------------
     and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable and will be listed, subject to notice of issuance, on the New York Stock Exchange effective as of the Closing (as defined in Paragraph 5 of this Agreement).

                (d)    Absence  of  Conflicts.  The execution, delivery and
                       -----------------------
     performance of this Agreement and the consummation of transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the SELLER./

          4.    Conditions  to  Obligations  of the Parties.  The obligations of
                --------------------------------------------
the parties hereto to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Time of the following conditions:

                (a) each of the representations and warranties of the parties hereto shall be true and correct in all respects;

                (b) the PURCHASER shall have received the proceeds of the Financing on terms that are consistent with the Underwriting Agreement; and

                (c) at Closing (as defined below), the PURCHASER shall have received the favorable opinion of counsel to the SELLER and a certificate


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     of the  officers  of the  SELLER,  dated  as  of  the  Closing, in form and substance reasonably satisfactory  to  the  PURCHASER.

          5.    Closing.  The  transactions  contemplated  hereby  shall  be
                --------
consummated on February 28, 2002, or such other time as shall be agreed upon by the PURCHASER and the SELLER (such time and date of payment and delivery being herein called the "Closing"). At the Closing, SELLER shall cause its transfer agent to deposit the Shares with the Depositary Trust Company, which shall deliver the Shares to a custodian on behalf of the PURCHASER. Upon such delivery, the PURCHASER shall wire transfer to an account designated by SELLER immediately available funds in the amount of the Purchase Price for the Shares.

          6.    Governing Law.  This Agreement shall be construed in accordance
                ---------------
with  and  governed  by  the  substantive  laws  of  the  State  of  New  York.

          7.    Entire  Agreement.   This  Agreement  constitutes  the  entire
                ------------------
agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

          8.    Counterparts.   This  Agreement  may  be executed  in  separate
                -------------
counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


               WEINGARTEN  REALTY  INVESTORS

               By:  /s/  Stephen  C.  Richter
                   ----------------------------

                   Name:   Stephen  C.  Richter

                   Title:  Senior  Vice  President  and  Chief

                              Financial  Officer


               COHEN  &  STEERS  QUALITY  INCOME  REALTY  FUND,  INC.

               By:    /s/  Robert  Steers
                   ----------------------------

                   Name:   Robert  Steers

                   Title:  Chairman